Exhibit 99.2

Roseland Residential Trust Supplemental Operating and Financial Data Roseland Residential Trust Supplemental Operating and Financial Data 1Q 2017

2 Jersey City Urby at Harborside 36% leased as of April 30, 2017 Asset Highlights 762 units 69 floors Studios – 25% (188 units) One Bedrooms – 59% (450 units) Two Bedrooms – 16% (124 units) 355 Parking Spaces Annual Tax Award: $3.3mm (10 years) 2018E NOI & Award: $24.4mm Operating Performance Leasing Commencement – 3/1/17 4/30/17 Leased Percentage - 36% Units Leased - 275 RRT Ownership – 85% RRT Cash Flow (2018E): $12.1mm

Index RRT Overview Company Overview NAV Breakdown Financial Highlights Development Highlights 2017 Objectives Geographic Breakdown RRT Financials Balance Sheet Income Statement Liability Overview Portfolio Financials Operating Communities In-Construction Communities Predevelopment and Future Development 3 Q1 2017 Quarry Place at Tuckahoe 41% Leased as of April 30, 2017 Chase II at Overlook Ridge 56% Leased as of April 30, 2017

Roseland Residential Trust Overview Q1 2017

The Company-
Roseland Residential Trust

- Roseland Residential Trust (RRT or Roseland) is a full service developer and operator of class A multi-family assets. We consider ourselves fully knowledgeable and excellent sharpshooters in our markets. Our future is largely on the New Jersey waterfront (over 50% of our holdings), where we control an extensive land portfolio in premier locations at a low basis with no debt

- The RRT platform oversees operating and in-construction assets (8,122 units), a geographically desirable land portfolio (11,040 units), sourcing of new development and acquisition opportunities, and repurposing activities. The residential platform will focus in its core markets on executing targeted developments and acquisitions of its partners' interests

- RRT's executive leadership, a cohesive team since 2003, has an average experience of 19 years at Roseland and 28 years in the industry:

  - Marshall Tycher — Founder & Chairman
  - Michael DeMarco — Chief Executive Officer
  - Andrew Marshall — President & Chief Operating Officer
  - Ivan Baron — Chief Legal Counsel
  - Bob Cappy — Chief Financial Officer
  - Gabriel Shiff — Chief Investment Officer
  - Brenda Cioce — President, Roseland Residential Services

Q1 Highlights:

- ❖ **Roseland closed with The Rockpoint Group, L.L.C. on a $300mm equity commitment to facilitate the continued expansion of RRT**
- ❖ **Roseland commenced leasing activities at Urby. As of April 30, 2017 the property was 36% leased, representing absorption of 275 apartments in two months of leasing activity, with average rents at $55.49/SF, or $2,878 per apartment**
- ❖ **On April 3, 2017 Roseland closed on the acquisition of the 523-apartment Monaco in Jersey City, converting its 15% subordinate ownership to 100%**

ROSELAND
RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

Q1 2017 5

Roseland Market and Portfolio Overview-Management's Discussion

RRT manages a growing portfolio of owned, under construction, and future development assets on the New Jersey Waterfront, Boston, Philadelphia and Washington D.C. with the remaining holdings primarily in suburban locations in high income areas in New Jersey. RRT is well positioned to benefit from the demographics and shortage of new class A housing in these markets, with fundamentals and macroeconomic trends in our core geographies continuing to show strength.

- **Platform Poised For Growth:**
  - RRT's Q1 NAV was approximately $1.49bn comprised of $150mm of Rockpoint capital and $1.338bn of MC equity ($13.38/share). MC's $13.38 per share value compares to a Q4 value of $13.52
    - The quarterly variance is a result of a $100mm cash transfer from RRT to MC for debt amortization (-$1.00/share) and portfolio asset value growth of $86mm (+$0.86/share)
  - Roseland's transformation is largely complete with the elimination of nearly all subordinate interests and the execution of the Rockpoint capital commitment
  - Rockpoint has an additional $150mm capital commitment to RRT, with RRT having no cash obligation before Rockpoint funding
  - RRT has a portfolio of strategic and valuable land holdings, mostly with zoning in place (Jersey City – 4,000; Port Imperial – 2,000; Overlook Ridge – 800)
  - RRT has a track record of on-time and on-budget product delivery
  - RRT's stabilized communities are experiencing rent growth; RRT's lease-up communities have absorbed quickly in the market (Urby at 36%; Chase II at 56%; Quarry Place at 41%)
    - **Financial Impact:** Projected material growth in RRT cash flow → 2018; Operating cash flow projection of $54mm in 2018 from $17mm in 2016 a percentage change of 218%

- **Rent Growth:** Rents in our primary sub-markets, markets fueling much of our future development activity, have continued to grow over the last year: Jersey City at **1.4%** and Overlook Ridge at **6.5%** (with no concessions). RRT's remaining portfolio, has experienced **~3.0%** rental growth over the last year (East Boston at 0.5% ; Port Imperial 0% due to adjacent construction activity; Washington, DC at 4.9% ; Other NJ Holdings at 2.2%)

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

Q1 2017

6

Roseland Market and Portfolio Overview- Management's Discussion (cont.)

- <u>**RRT Jersey City Market Achievements:**</u>
  - **Jersey City Urby at Harborside (lease-up):** 36% leased (275 units) at $55.49/SF in two months of leasing activity
  - **M2 at Marbella (stabilized)**: the community opened in May 2016 and absorbed at 50 apartments/month at $49.62/SF
  - **Marbella and Monaco:** While absorbing Jersey City Urby and M2 (586 leases), these adjacent operating communities maintained an average leased percentage of 96.8% with rent growth over the last year
  - In Q1 2017, RRT acquired its joint venture partner's interest in **Plaza 8 & 9** thereby converting its 50% ownership to 100% on this premier waterfront development site. This site along with Plaza 6 (Urby II & III) will allow RRT to develop an additional ~3,500 units along the waterfront
  - On April 3, 2017, RRT acquired its remaining partners' interest in **Monaco**, increasing its subordinate ownership from 15% at year-end to 100%

- <u>**Jersey City Market Overview**</u>
  - **The Myth**: Development pipeline charts include potential construction starts in secondary or tertiary sub-markets (~60% of pipeline), some without streets or utilities
  - **Premier Sub-Markets**: RRT's growth is exclusively located in the Waterfront & Exchange Place sub-markets, These markets will be the synergistic beneficiary of Mack-Cali's repositioning of the Harborside office community, including the addition of a ferry dock, as well as the migration of New York employment to Manhattan's west side

ROSELAND
RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLES

Q1 2017 7

Competitive Portfolio Metrics: Roseland’s high-barrier-to-entry class A portfolio is at the forefront of characteristics supportive of market-leading property valuations and comparable/superior to leading publicly traded residential REITs: (i) top in stabilized market rents: Average revenue per unit of $2,662 (ii) young, and trending lower, average building age: Average age of 10 years (iii) geographically concentrated in northeast gateway markets: Approximately 87% of the assets are in a gateway market with average Percentage Leased of 95.8% Notes: Includes 612 hotel keys and 1,280 apartments of Identified Repurposing units (see page 37). Classification Operating Communities Operating (Subordinated Interests) In-Construction Communities Subtotal Predevelopment and Future Communities Total (1) Q1 2017 4,757 1,065 2,300 8,122 11,040 19,162 Y/E 2017 5,842 542 3,342 9,436 19,162 Y/E 2018 6,864 542 4,061 11,467 7,695 19,162 Y/E 2019 7,580 542 4,405 12,527 6,635 19,162 8 Q1 2017 9,726 Roseland Market and Portfolio Overview- Management’s Discussion (cont.) Target Portfolio: RRT targets approximately 9,726 operating and in-construction apartments by year-end 2017, with forecasted growth to 12,527 apartments by year-end 2019 (54% growth as compared to March 31, 2017)

Portfolio Overview-
Net Asset Value (NAV) Summary

As of April 30, 2017 Roseland had an NAV of approximately $1.5bn

- **Status:** Roseland's 8,122 unit Operating and In-Construction portfolio contributes 80.7% of NAV
- **In-Construction Assets:** RRT's In-Construction portfolio currently contributes approximately $303mm of NAV with expected growth to over $458mm NAV upon stabilization

($ in millions)

		Number of Properties / Projects	Number of Units	Estimated Asset Value		Asset Value Breakdown			RRT % of Total
				Total	Per Unit	Debt	JV Partner	Roseland	
Status	Operating Properties - Wholly Owned	8	2,550	$914	$358	$464	$0	$450	30.2%
	Operating Properties - Joint Venture	6	2,730	1,488	545	697	378	412	27.7%
	Operating Properties - Subordinate Interest	2	542	315	581	139	141	35	2.3%
	Subtotal: Operating Properties	16	5,822	$2,717	$467	$1,300	$519	$897	60.3%
	In-Construction	9	2,300	423	184	74	47	303	20.4%
	Pre / Future Development	33	11,040	426	39	0	158	268	18.0%
	Subtotal	**58**	**19,162**	**$3,566**	**$186**	**$1,374**	**$724**	**$1,468**	**98.7%**
Fee Business	**Fee Income Business / Platform**			**$20**				**$20**	**1.3%**
Total	**Total**	**58**	**19,162**	**$3,586**		**$1,374**	**$724**	**$1,488**	**100.0%** [(1)]



Worcester at City Square
Worcester, MA
Initial Occupancy: Q4 2017



RiverTrace at Port Imperial
West New York, NJ
Stablized

Notes:
(1) Roseland NAV represents a valuation midpoint between $1.41bn and $1.56bn.

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

Q12017 9

Portfolio Overview- Net Asset Value (NAV) Breakdown 10 Q1 2017 Top NAV (net equity) contributors (45%)(1) Urby at Harborside - $220mm Monaco - $168mm Alterra at Overlook Ridge - $96mm Portside 7 & 5/6 at East Pier - $93mm Chase I & II at Overlook Ridge - $94mm $671mm Notes: NAV inclusive of post-quarter closing of Monaco (April 3, 2017). Roseland’s approximate $1.5bn NAV was comprised of: Gross Portfolio Value ($ in Millions) Stabilized Gross Asset Value $4,221 Less: Discount for CIP (649) Discounted Gross Asset Value $3,572 Less: Existing Debt ($1,361) Less: 3rd Party Interests (723) Roseland Net Asset Value $1,488 MCRC Share ~$1,338 Rockpoint Share ~$150 Hudson River Waterfront 56% Boston Metro 24% New York Metro 10% Washington, D.C. 7% Philadelphia Metro 2% Other 1% NAV by Market

Roseland Capitalization - Rockpoint Transaction Overview(1)

Affiliates of Rockpoint Group, L.L.C. ("Rockpoint") closed on a $300mm strategic commitment to facilitate RRT's ongoing and future development, acquisition and repurposing activities. As of quarter-end, $150mm of Rockpoint capital has been funded.

Equity Commitment:

- Rockpoint will commit to fund $300mm into RRT over the next two years, with $150mm funded at closing
- Mack-Cali will have the option to fund up to $200mm into RRT after Rockpoint's commitment is fully funded
- RRT received a deemed funded Existing Equity value at closing of **$1.23bn**
- Upon full Rockpoint and Mack-Cali funding, pro forma ownership would be ~83% Mack-Cali and ~17% Rockpoint: As of quarter-end, pro-rata ownership was approximately 89.1% Mack- Cali and 10.9% Rockpoint

Waterfall:

1. 6% annual dividend on funded capital (Rockpoint and RRT)
2. 6% annual return on RRT Existing Equity ($1.23bn), with Rockpoint receiving an additional 5% of the amount distributed to RRT
3. Pro Rata based on funded capital and RRT Existing Equity
4. RRT Promote: Upon a capital event, Rockpoint's pro-rata distribution shall reduce by 50% after achieving an 11% annual IRR

Other Key Provisions:

- RRT and Rockpoint will have the right to cause redemption of the "Rockpoint Transaction" after the fifth anniversary of the closing date without penalty
- RRT will control governance of the company, but for limited events where consent is required
- Mack-Cali will have the right to spinout its interests in RRT or otherwise create a public listing for RRT at anytime

Note:
(1) Please see public filings for complete Rockpoint Transaction disclosure.

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

Q1 2017 11

Roseland Overview- Acquisition Highlights

RRT executed multiple transactions to reduce its subordinate interests and expand its ownership and cash flow participation:

Recent Highlights:

- Acquired partners' interest in Plaza 8 and 9, a premier development site along the Jersey City waterfront resulting in 100% ownership (closed Q1 2017)
- Acquired partners' interests in Monaco in Jersey City (523 units) resulting in 100% ownership (closed April 3, 2017)
  - **Immediate annual cash flow contribution of approximately $7.8mm**

Acquisition Activity	Results
JV partner's interest in Monaco	**100%** ownership in Monaco (523 units)
JV partner's interest in Plaza 8 and 9	**100%** ownership in Plaza 8 and 9 (~1300 units)
Majority and minority partner's interest in Portside at East Pier	**100%** ownership in Portside at East Pier (175 units) **100%** ownership in Portside 5/6 and 1-4 (596 units)
Minority JV partner's subordinated interest in RiverTrace	**22.5%** ownership in RiverTrace (316 units)
Land partner's interest in five land parcels in Port Imperial	**100%** ownership in Parcels 11, 8-9, 16, 1-3 Office, and Park Parcel (~1,000 units)
JV partner's interest in Port Imperial South Garage and Retail	**70%** ownership in Port Imperial Garage and Retail South from 44%
Majority JV partner's interest in The Chase at Overlook Ridge Overlook Ridge land parcels	**100%** ownership in The Chase at Overlook Ridge (371 units) **100%** ownership in The Chase II at Overlook Ridge (292 units) **100%** ownership in remaining land parcels (~800 units)

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLES

Q1 2017 12

Notes: Year-end projections based on execution of Roseland’s development/operating plan described herein and internal company projections.. Roseland has exhibited growth across key financial metrics with forecasts of continued material growth(1) Roseland Overview- Cash Flow and Financial Projections 13 Q1 2017 Y/E: 2017 2018 2019 Total Total Total Operating & Construction Apts. 9,726 11,467 12,527 Future Development Apts. 9,436 7,695 6,635 Subordinated Interests Apts. 542 542 542 Average Operating and Construction Ownership 75.9% 79.4% 79.9% Property Operating Cash Flow ($ in millions) $26.4 $53.7 $66.2 % FFO Growth - 103% 23% NAV ($ in millions) $1,771 $2,418 $3,117 $0 $10 $20 $30 $40 $50 $60 $70 2017 2018 2019 Property Operating Cash Flow ($ in millions)

Notes: Projected stabilized yield without the Marriott Hotels at Port Imperial is 6.42 percent. 2015/2016 Achievements - Development Roseland Overview- Development Activity and Cash Flow 14 Q1 2017 Lease-Up Commencements Began Leasing % Leased As of 4/30/2017 Units Projected Yield Stabilized RRT Cash Flow Quarry Place at Tuckahoe Nov-16 41.7% 108 6.61% $1.76M Chase II at Overlook Ridge Nov-16 55.1% 292 6.52% $2.60M Urby at Harborside Mar-17 36.1% 762 7.27% $11.11M Total 41.4% 1,162 7.07% $15.47M In-Construction Portfolio Signature Place at Morris Plains Q4 2017 197 6.64% $2.2M Residences at City Square Q4 2017 365 6.46% $3.6M Lofts at 40 Park Q1 2018 59 6.72% $280K RiverHouse 11 at Port Imperial Q1 2018 295 6.20% $4.20M Portside 5/6 Q2 2018 296 6.18% $3.80M Marriott Hotels at Port Imperial Q2 2018 372 10.03% $7.10M 51 Washington Street Q2 2019 310 6.00% $2.4M 233 Canoe Brook (Apartments) Q3 2019 200 7.14% $3.27M 150 Monument Road Q4 2019 206 6.11% $1.58M Total 2,300 7.05% (1) $28.43M Total 3,462 7.06% $43.9M By year-end 2020, Roseland projects additional annual cash flow contribution of approximately $44mm from its current lease-up and in-construction development activities. Roseland’s in-construction portfolio has deliveries scheduled through 2019, generating continuously growing cash flow RiverHouse 11 at Port Imperial Quarry Place at Tuckahoe

Hudson Waterfront Overview- Jersey City Jersey City continues to exhibit strong demand for luxury housing as residents seek an alternative to Manhattan rents with convenient access to public transportation and an expanding restaurant and neighborhood lifestyle. RRT has concentrated on developing its portfolio of Jersey City assets, most recently by increasing Roseland ownership to 100% in Plaza 8 and Plaza 9 and in Monaco. 15 Q1 2017 JERSEY CITY, NJ RRT Core Jersey City Holdings NYC Jersey City 2017 Projected Cash Flow 2019 Projected Cash Flow % RRT NAV $11mm $20mm 38% Monaco - 523 units Stabilized Urby at Harborside - 762 units 36% leased (275 units) With over 14 square miles and multiple sub-markets, RRT assets are strategically located on the highly desirable waterfront sub-market

Hudson Waterfront Overview- Jersey City Land Value The financial schedules below highlight the value magnitude of RRT and MC’s valuable waterfront land holdings. The completion of M2 and the lease-ups of Urby is indicating what the future sites are worth based on today’s rents. The Company’s has premier located land holdings to develop approximately 5,000 units: Urby and M2, two recently completed properties which have leased at strong absorption rates, were constructed to a blended 7.13% development yield, or a 2.3x return on equity. Target development return assumptions produce a value potential for our land holdings of ~$375mm to ~$500mm: 16 Q1 2017 Target Units Owner Plaza 8 & 9 2,000 RRT Plaza 6 (Urby II & III) 1,500 RRT Plaza 4 (Office/Multi) 1,500 MCRC Land Costs Yield Equity Multiple Implied Jersey City Land Value $28,800 /unit 7.13% 2.3x $144mm $50,000/unit 6.79% 2.0x $250mm $75,000/unit 6.42% 1.8x $375mm $100,000/unit 6.10% 1.6x $500mm

Hudson Waterfront Overview-
Port Imperial

Port Imperial is a 200-acre mixed-use development site on the New Jersey waterfront directly across from Midtown Manhattan. The combined site straddles the Weehawken and West New York border, offering unparalleled views of Manhattan. Roseland's development of Port Imperial has transformed the site into a significant residential, commercial and transportation center.

In Construction



River House 11
295 Units
Initial Occupancy: Q1 2018
Stabilized NOI: $7.7mm



Marriott Hotels
372 Keys
Initial Occupancy: Q1 2018
Stabilized NOI: $13.0mm



Midtown
Hudson Yards
Street
NY Waterway Ferry
Port Imperial

Port Imperial is located directly across from Midtown

Significant Metrics

Operating Communities	Land Holdings	% RRT NAV
RiverTrace	2,000+ units Office parcel	16%



View of NYC from Port Imperial

ROSELAND
RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

Q1 2017

17

Roseland Overview-
2017 Strategic Objectives

- **Capital Raise**: The Company closed on the Rockpoint Transaction in March thereby facilitating the continued growth of RRT without burdening the Company's balance sheet

- **Repurposing Activities:** Roseland envisions continued success in its repurposing program of converting under performing office holdings to higher valued residential use

  Recent Construction Starts:
  - Q4 – 2015: Signature Place in Morris Plains, NJ (197 units)
  - Q4 – 2016: 150 Monument Road in Bala Cynwyd, PA (206 units)
  - Q4 – 2016: 233 Canoe Brook Road in Short Hills, NJ (200 units; 240 keys)

- **Leasing:** Roseland targets the stabilization of 1,162 apartments in 2017 (Chase II at Overlook Ridge, Quarry Place at Tuckahoe, Urby at Harborside)

- **Subordinate Interest Reduction:** RRT has made significant strides in reducing its subordinate interest partnerships. At year-end 2015, RRT had an interest in 3,025 subordinate operating apartments. Inclusive of the Monaco closing in April 2017 RRT's subordinate interest portfolio was reduced to 542 apartments (**an 82% reduction**)

- **Capital Commitments:** Roseland's known projected future capital commitments for its in-construction portfolio is approximately $83mm

- **Construction Starts**: 2017 target start activity of 1,604 apartments will produce an operating and in-construction portfolio at year-end 2017 of approximately 9,726 apartments, with average ownership of 76%



Monaco Jersey City, NJ
Apts: 523

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

Q1 2017 18

Jersey City- Over Development: The Myth

Numerous sources have reported +23,000 unit development hitting Jersey City in the near future
In fact, this is only the potential numbers which include secondary locations, some without streets or utilities

- To date, successful absorption of ~8,000, with the market maintaining strong occupancy and continued rent growth
- Of the 15,000 remaining units, secondary sub-markets make up approximately 9,000 (60%) of the remaining units
- ~ 6,000 units are approved for development in Jersey City Premier Markets (Waterfront and Exchange Place)

Operating (1996-2016)	Submarkets		Premier Markets	
8,000	Journal Square	3,600	Waterfront	3,000
	Liberty Harbor	4,400	Exchange Place	3,000
	Other	1,000		6,000
		9,000		


Liberty Harbor
4,400 units
Journal Square
3,600 units
Exchange Place
3,000 units
Waterfront
3,000 units

★ **Represents approved future multifamily development in Premier Market.**

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLES

Q1 2017

19

Jersey City- Future Competitive Pipeline


Waterfront
Exchange Place

Jersey City

The market has reacted to fears of over supply by slowing down delivery.

Jersey City Premier Market Development

- Jersey City Urby at Harborside -762 units - opened in March 2017. As of April 30 2017, it was 36% leased. RRT has no additional product currently under construction.
- Of the ~6,000 units approved for future development, approximately 1,250 are scheduled to open over the next several months.
- The 2017 remaining deliveries consist of three projects, including one in Liberty Harbor and two in the Newport submarket, at an average unit count of 415 units

2017 Projected Openings (Primary Markets)

	Units	Projected Opening	Developer
The Ellipse	376	Summer - 2017	Lefrak
The Vantage	448	Summer - 2017	Fisher Development
Hudson Exchange	421	Fall - 2017	Forest City
Total	**1,245**		

Jersey City Current Lease-up Absorption

	Leasing Commenced	Units	Current % Leased	Units Leased
Urby	Mar-17	762	36%	275
Journal Squared	Mar-17	538	~30%	~160
Trump Bay Street	Dec-16	447	~50%	~269

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

Q1 2017 20

Operating and In-Construction Properties- Geographic Breakdown 21 Q1 2017 Portfolio Summary (% by units) Operating Properties In Construction Boston Metro 4 properties / 1,560 units 2 properties / 661 units Total 6 properties / 2,221 units Jersey City 4 properties / 2,008 units Suburban NJ, NY & PA 6 properties / 738 units 5 properties / 972 units Total 11 properties / 1,710 units Washington DC 2 properties / 1,200 units Port Imperial 1 properties / 316 units 2 properties / 667 units Total 3 properties / 983 units Roseland’s operating portfolio is predominantly located in gateway markets with an average asset age of 10 years. Port Imperial 18% Suburban NJ, NY & PA 20% Washington DC 13% Jersey City 23% Boston Metro 26%

Future Development Properties- Geographic Breakdown 22 Q1 2017 Portfolio Summary (% by units) Boston Metro 4 properties / 1,104 units Jersey City 7 properties / 4,000+ units Suburban NJ, NY & PA 11 properties / 2,755 units Washington DC 2 properties / 552 units Port Imperial 8 properties / 2,029 units Roseland’s strategically located land portfolio will fuel its future growth: Acquisition Risk: Portfolio growth is not subject to acquisition risk as Roseland controls its sizable future development portfolio inclusive of accretive repurposing opportunities Development Risk: Future development is substantially in communities where Roseland has developed before, or more specifically adjacent to existing developments, thereby dramatically reducing our development risk. This allows RRT to have intimate knowledge on operating expenses and construction costs, and most importantly, achievable rent thresholds Port Imperial 19% Suburban NJ, NY & PA 27% Washington DC 5% Jersey City 38% Boston Metro 11%

Financial Schedules Q1 2017

Financial Highlights-
RRT Balance Sheet

$ in thousands

	AS OF MAR 31, 2017	AS OF DEC 31, 2016
ASSETS		
Rental Property		
Land and Leasehold Interests	$274,618	$210,697
Buildings and Improvements	627,079	582,361
Construction in Progress	239,095	217,920
Furniture, Fixtures and Equipment	20,260	18,312
Total Gross Rental Property (1)	**1,161,052**	**1,029,290**
Less: Accumulated Depreciation	(39,794)	(41,186)
Net Investment in Rental Property	**1,121,258**	**988,104**
Cash and Cash Equivalents	144,926	17,186
Investments in Unconsolidated Joint Ventures	241,965	238,498
Unbilled Rents Receivable, net	519	165
Deferred Charges and Other Assets	43,404	33,736
Restricted Cash	4,331	3,280
Accounts Receivable	2,781	3,559
Total Assets	**1,559,184**	**$1,284,528**
LIABILITIES AND EQUITY		
LIABILITIES		
Mortgages, Loans Payable and Other Obligations (2)	$424,957	283,104
Accounts Pay, Accrued Expenses and Other Liabilities	51,089	36,945
Rents Recieved in Advance and Security Deposits	2,958	2,406
Accrued Interest Payable	1,251	420
Total Liabilities	**480,255**	**322,875**
Redeemable Noncontrolling Interests - Rockpoint Capital	150,527	-
Noncontrolling Interest in Consolidated Joint Ventures	20,468	20,707
Mack-Cali Capital	907,934	940,946
Total Liabilities and Equity	**1,559,184**	**1,284,528**

Notes:

(1) Increase primarily resulting from acquisition of Plaza 8 and 9 interests ($61 million), in-construction development and repurposing expenditures ($62 million), and the transfer of 135 Chestnut, 120 Passaic and One Water Street to RRT ($9 million).

(2) Increase primarily resulting from Alterra I and II financing ($100 million) and construction loan advances ($42 million).

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

Q1 2017

24

Financial Highlights- RRT Income Statement 25 $ in thousands Q1 2017 Notes: Includes net operating income before debt service from Consolidated Operating Communities of $6.1 million and $4.2 million, depreciation of $3.9 million and $4.1 million and amortization of in-place leases related to the acquisition of Chase I and Portside 7 of $0 and $1.6 million for the three months ended March 31, 2017 and March 31, 2016, respectively. Three Months Ended Three Months Ended March 31, 2017 March 31, 2016 REVENUE: Base Rents $9,350 $8,203 Escalation and Recoveries from Tenants 417 287 Parking Income 1,590 1,327 Other Income 460 474 Total Revenue $11,817 $10,291 EXPENSES: Real Estate Taxes $2,297 $2,064 Utilities 708 681 Operating Services 3,070 2,870 Real Estate Service Expenses (Net) 500 682 General and Administrative 2,372 3,255 Acquisition Costs - - Depreciation and Amortization 4,239 5,732 Total Expenses $13,186 $15,284 Operating Income Loss (1) ($1,369) ($4,993) OTHER (EXPENSE) INCOME: Interest Income $40 $1 Equity in Earnings (Loss) in Unconsolidated Joint Ventures (464) (1,231) Gain on Sale of Investment in Unconsolidated Joint Ventures 5,149 10,156 Total Other (Expense) Income $4,725 $8,926 Net Income (Loss) $3,356 $3,933 Minority Interest in Consolidated JV's 238 681 Redeemable Noncontrolling Interest - Distributions (527) - Net Income Available to Common Equity 3,067 4,614

Financial Highlights- Debt Maturities

At quarter-end, Roseland's total indebtedness was $715mm comprised of $425mm consolidated debt and $290mm of allocated unconsolidated debt [(1)]

- Blended fixed rate interest: 4.20%
- Blended floating rate interest: 3.39%

Total consolidated leverage represents 28% debt ratio assuming a Roseland net equity of $1.5bn **(see page 8)**

$ in thousands
As of 3/31/17

Consolidated Debt Maturities		Fixed Rate	Floating Rate [(2)]	Total	% of Total	Weighted Average on Fixed Rate Debt	Weighted Average on Floating Rate Debt [(2)]
	2017	$0	$28,539	$28,539	6.6%	N/A	3.1%
	2018	0	64,847	64,847	15.1%	N/A	4.0%
	2019	0	69,013	69,013	16.0%	N/A	3.0%
	2021	4,000	0	4,000	0.9%	4.4%	N/A
	2023	131,498	0	131,498	30.6%	3.5%	N/A
	Thereafter	132,600	0	132,600	30.8%	4.0%	N/A
Total Mortgages Payable per Balance Sheet		**$268,098**	**$162,399**	**$430,497** [(3)]	**100.0%**	**3.8%**	**3.4%**
Total Mortgage Deferred Finance Costs				(5,540)			
Total Mortgages Payable and Misc Obligations		**$268,098**	**$162,399**	**$424,957**			

Unconsolidated JV Debt Maturities		Fixed Rate	Floating Rate [(2)]	Total	% of Total	Weighted Average on Fixed Rate Debt	Weighted Average on Floating Rate Debt [(2)]
	2017	0	17,714	17,714	6.1%	N/A	3.2%
	2020	41,250	527	41,777	14.4%	3.2%	3.5%
	Thereafter	230,131	0	230,131	79.5%	4.9%	N/A
Total Unconsolidated JV mortgages payable [(1)]		**$271,381**	**$18,241**	**$289,622**	**100.0%**	**4.6%**	**3.2%**

Notes:
(1) Reflects debt at effective ownership percentage. Excludes debt associated with Unconsolidated Subordinate Joint Ventures.
(2) Weighted average LIBOR rate for floating rate debt is 0.8901%.
(3) Includes approximately $135 million of actual construction loans balances as of March 31, 2017, which have a maximum loan balance of approximately $422 million.

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLES

Q1 2017

26

Community Highlights Q1 2017

Financial Highlights- Operating & Lease-Up Communities

As of March 31, 2017, Roseland had:

- Wholly-owned or joint venture interest in 3,838 stabilized operating apartments and 1,984 apartments in lease-up or repositioning stages (Total: 5,822 apartments)
- The stabilized portfolio had a leased percentage of 97.5%, compared to 96.1% in Q4 2016
- Jersey City Urby at Harborside, began leasing in March 2017, and was 18% leased as of Q1 2017 (current: 36%)
- The Chase II at Overlook Ridge, MA was 40.4% leased as of Q1 2017 (current: 56%)
- Quarry Place at Tuckahoe, NY was 31.5% leased as of Q1 2017 (current: 41%)

Roseland continues to convert its promoted interests via disposition, acquisition or ownership buy-ups. Recent achievements include:

- **Monaco, Jersey City, NJ**: Subsequent to quarter-end, Roseland acquired its partners' majority and minority interests. Converting a 15% subordinate interest position to a wholly owned asset
- **RiverTrace at Port Imperial**: Converted to a 22.5% heads-up, cash-flowing, JV in October 2016

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLES

Q1 2017 28

Financial Highlights- Operating Communities

$ in thousands

							Operating Highlights					
Operating Communities	Location	Ownership	Apartments	Rentable SF	Avg. Size	Year Complete	Percentage Leased Q1 2017	Percentage Leased Q4 2016	Average Revenue Per Home Q1 2017	Average Revenue Per Home Q4 2016	NOI Q1 2017	NOI Q4 2016
Consolidated												
Alterra at Overlook Ridge	Revere, MA	100.00%	722	663,139	918	2008	97.8%	96.3%	$1,880	$1,921	$2,374	$2,039
The Chase at Overlook Ridge	Malden, MA	100.00%	371	337,060	909	2014	98.9%	96.5%	2,061	2,100	1,484	1,510
Park Square	Rahway, NJ	100.00%	159	184,957	1,163	2009	96.9%	97.5%	2,107	2,113	385	349
Riverwatch	New Brunswick, NJ	100.00%	200	147,852	739	1997	99.5%	97.0%	1,801	1,809	445	402
Portside at East Pier - 7	East Boston, MA	100.00%	175	156,091	892	2015	99.4%	97.2%	2,677	2,809	956	935
Consolidated		**100.00%**	**1,627**	**1,489,099**	**915**		**98.3%**	**96.6%**	**$2,019**	**$2,062**	**$5,644**	**$5,235**
Joint Ventures												
RiverTrace at Port Imperial	West New York, NJ	22.50%	316	295,767	936	2014	95.3%	94.9%	$3,158	$3,134	$1,771	$1,731
M2	Jersey City, NJ	24.27%	311	273,132	878	2016	96.8%	95.5%	3,194	3,038	1,912	1,669
RiverPark at Harrison	Harrison, NJ	45.00%	141	125,498	890	2014	97.2%	97.8%	2,199	2,264	521	474
Station House	Washington, DC	50.00%	378	290,348	768	2015	93.9%	93.9%	2,793	2,792	2,138	1,942
Joint Ventures		**34.82%**	**1,146**	**984,745**	**859**		**95.5%**	**95.1%**	**$2,929**	**$2,888**	**$6,342**	**$5,816**
Subordinate Interests[1]												
Marbella	Jersey City, NJ	24.27%	412	369,515	897	2003	98.1%	97.1%	$3,170	$3,113	$2,626	$2,301
Monaco[2]	Jersey City, NJ	28.76%	523	475,742	910	2011	98.5%	96.2%	3,522	3,448	3,822	3,534
Metropolitan at 40 Park	Morristown, NJ	12.50%	130	124,237	956	2010	99.2%	93.8%	3,335	3,346	734	806
Subordinate Interests		**25.04%**	**1,065**	**969,494**	**910**		**98.4%**	**96.3%**	**$3,363**	**$3,306**	**$7,182**	**$6,641**
Total Residential - Stabilized		**59.74%**	**3,838**	**3,443,338**	**897**		**97.5%**	**96.1%**	**$2,664**	**$2,654**	**$19,168**	**$17,692**
Lease-up / Repositions												
Consolidated												
The Chase II at Overlook Ridge	Malden, MA	100.00%	292	261,101	894	2016	40.4%	11.0%	NA	NA	(180)	(69)
Quarry Place at Tuckahoe	Eastchester, NY	76.25%	108	105,509	977	2016	31.5%	12.0%	NA	NA	(160)	(67)
Consolidated		**93.59%**	**400**	**366,610**	**917**		**38.0%**	**11.3%**	**$0**	**$0**	**($340)**	**($136)**
Joint Ventures												
Crystal House[3]	Arlington, VA	25.00%	822	738,786	899	1962	87.3%	92.4%	1,899	1,885	2,247	2,209
Urby at Harborside	Jersey City, NJ	85.00%	762	474,476	623	2017	18.0%	NA	NA	NA	0	NA
Joint Ventures		**53.86%**	**1,584**	**1,213,262**	**766**		**54.0%**	**48.0%**	**$985**	**$978**	**$2,247**	**$2,209**
Total Residential - Operating Communities (4)		**60.46%**	**5,822**	**5,023,210**	**863**		**81.57%**	**77.15%**	**$2,024**	**$2,016**	**$21,075**	**$19,765**

Notes:
(1) Ownership represents Company participation after satisfaction of Priority Capital. See Capitalization Details schedule herein.
(2) Subsequent to quarter-end Roseland, increased its ownership to 100 percent.
(3) Unit count excludes 3 apartments offline until completion of all renovations; Percentage Leased excludes 44 units undergoing renovation.
(4) Excludes approximately 83,083 SF of ground floor retail.

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

Q1 2017 29

Financial Highlights- Operating Communities

$ in thousands

			Project Debt				Capital Balance Overview			
Operating Communities	**Ownership**	**Apartments**	**Outstanding Balance**	**Maximum Balance**	**Maturity Date**	**Interest Rate**	**MCRC Capital**	**Third Party Capital**	**Return Rate**	**Notes**
Consolidated										
Alterra at Overlook Ridge	100.00%	722	$100,000	$100,000	2/1/2024	3.75%				
The Chase at Overlook Ridge	100.00%	371	72,500	72,500	2/1/2023	3.625%				
Park Square	100.00%	159	27,500	27,500	4/10/2019	L+1.75%				
Riverwatch	100.00%	200	0	0						
Portside at East Pier - 7	100.00%	175	58,998	58,998	8/1/2023	3.44%				
Consolidated	**100.00%**	**1,627**	**$258,998**	**$258,998**						
Joint Ventures										
RiverTrace at Port Imperial	22.50%	316	$82,000	$82,000	11/10/2026	3.21%				
M2	24.27%	311	72,986	75,000	3/30/2018	L+2.25%	15,997	50,215	9.00%	
RiverPark at Harrison	45.00%	141	30,000	30,000	8/1/2025	3.70%	$1,373	$1,811	7.25%	
Station House	50.00%	378	100,700	100,700	7/1/2033	4.82%	45,658	45,501		
Joint Ventures	**34.82%**	**1,146**	**$285,686**	**$287,700**			**$63,028**	**$97,527**		
Subordinate Interests										
Marbella	24.27%	412	$95,000	$95,000	5/1/2018	4.99%	$125	$7,567	9.50%	(1),(2)
Monaco	28.76%	523	165,000	165,000	2/1/2021	4.19%	0	83,721	9.00%	(2)
Metropolitan at 40 Park	12.50%	130	37,438	37,438	9/1/2020	3.25%	695	21,765	9.00%	(2),(3)
Joint Ventures	**25.04%**	**1,065**	**$297,438**	**$297,438**			**$820**	**$113,053**		
Total Residential - Stabilized	**59.74%**	**3,838**	**$842,122**	**$844,136**			**$63,848**	**$210,580**		
Lease-up / Repositions										
Consolidated										
The Chase II at Overlook Ridge	100.00%	292	$40,317	$48,000	12/16/2018	L+2.25%				
Quarry Place at Tuckahoe	76.25%	108	28,540	28,540	8/1/2017	L+2.35%	27,664	869	8.00%	
Consolidated	**93.59%**	**400**	**$68,857**	**$76,540**			**$27,664**	**$869**		
Joint Ventures										
Crystal House	25.00%	794	$165,000	$165,000	4/1/2020	3.17%	$27,187	$80,848		(4)
Urby at Harborside	85.00%	762	173,919	192,000	8/1/2029	5.197%	109,059	19,246		
Joint Ventures	**54.38%**	**1,556**	**$338,919**	**$357,000**			**$136,246**	**$100,094**		
Total Residential - Operating Communities	**60.64%**	**5,794**	**$1,249,898**	**$1,277,676**			**$227,758**	**$311,543**		

Notes:
(1) The MCRC Balance represents capital account held by Marbella Rosegarden, L.L.C., of which the Company owns a 48.53 percent interest.
(2) Includes preferred return on capital account.
(3) Equity Capital balances apply to Metropolitan at 40 Park. The MCRC balance represents capital account held by Rosewood Epsteins, L.L.C., of which the Company owns a 50 percent interest.
(4) Upon a capital event, the Company receives a promoted additional 25 percent interest over a 9.00 percent IRR to heads-up capital accounts.

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

Q1 2017 30

Financial Highlights- Operating Commercial Assets

$ in thousands

Operating Commercial	Location	Ownership	Spaces	Rentable SF	Year Complete	Percentage Leased Q1 2017	Percentage Leased Q4 2016	NOI Q1 2017	NOI Q4 2016	NOI YTD 2017
						Operating Highlights				
Consolidated										
Port Imperial Garage South	Weehawken, NJ	70.00%	800	320,426	2013	NA	NA	$389	$481	$389
Port Imperial Retail South	Weehawken, NJ	70.00%		16,736	2013	53.5%	53.5%	73	25	73
Port Imperial Garage North	Weehawken, NJ	100.00%	786	304,617	2015	NA	NA	216	384	216
Port Imperial Retail North	Weehawken, NJ	100.00%		8,365	2015	100.0%	100.0%	71	75	71
Consolidated		**84.44%**		**650,144**		**69.0%**	**69.0%**	**$749**	**$965**	**$749**
Subordinate Interests										
Shops at 40 Park	Morristown, NJ	12.50%		50,973	2010	65.5%	65.5%	$211	$209	$211
Riverwalk at Port Imperial	West New York, NJ	20.00%		30,745	2008	50.9%	64.0%	177	129	177
Subordinate Interests		**15.32%**		**81,718**		**60.0%**	**64.9%**	**$388**	**$338**	**$388**
Total Commercial		**76.72%**		**731,862**		**67.99%**	**68.54%**	**$1,137**	**$1,303**	**$1,137**

Operating Commercial	Project Debt: Outstanding Balance	Project Debt: Maximum Balance	Project Debt: Maturity Date	Project Debt: Interest Rate	Capital Balance Overview: MCRC Capital	Capital Balance Overview: Third Party Capital	Capital Balance Overview: Return Rate	Notes
Consolidated								
Port Imperial Garage South	$32,600	$32,600	12/1/2029	4.78%	$1,184	$4,498		(1)
Port Imperial Retail South	4,000	4,000	12/1/2021	4.41%	0	0		
Port Imperial Garage North	0	0			0	0		
Port Imperial Retail North	0	0			0	0		
Consolidated	**$36,600**	**$36,600**			**$1,184**	**$4,498**		
Subordinate Interests								
Shops at 40 Park	$6,283	$6,283	8/13/2018	3.63%	$0	$0		(2)
Riverwalk at Port Imperial	0	0			0	5,832	9.00%	
Subordinate Interests	**$6,283**	**$6,283**			**$0**	**$5,832**		
Total Commercial	**$42,883**	**$42,883**			**$1,184**	**$10,330**		

Notes:
(1) Capital balance applies to both Port Imperial Garage South and Port Imperial Retail South.
(2) Equity Capital balances apply to Shops at 40 Park. The MCRC balance represents capital account held by Rosewood Epsteins, L.L.C., of which the Company owns a 50 percent interest.

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

Q1 2017 31

Financial Highlights- In-Construction Communities As of March 31, 2017, Roseland had: Wholly owned or joint venture interests in 1,928 in-construction apartments and 372 hotel keys (9 projects) The in-construction portfolio is projected to produce stabilized NOI of $54 million; Roseland’s average ownership is approximately 96% After projected debt service of approximately $22 million, Roseland’s estimated share of net cash flow is approximately $32 million Roseland has a remaining equity capital commitment to the buildout of this portfolio of approximately $83mm 32 Q1 2017

Financial Highlights-
In-Construction Communities

$ in thousands

				Project Capitalization - Total				Capital as of 1Q-17		Development Schedule				
Community	Location	Ownership	Apartment Homes/Keys	Costs	Debt	MCRC Capital	Third Party Capital	Costs	MCRC Capital	Start	Initial Occupancy	Project Stabilization	Projected Stabilized NOI	Projected Stabilized Yield
Consolidated														
Marriott Hotels at Port Imperial	Weehawken, NJ	90.00%	372	129,600	94,000	32,040	3,560	62,684	32,710 (1)	Q3 2015	Q2 2018	Q2 2019	13,000	10.03%
Residences at City Square	Worcester, MA	100.00%	365	92,015	58,000	34,015	0	43,359	34,015	Q3 2015	Q4 2017	Q4 2018	5,942	6.46%
Signature Place at Morris Plains	Morris Plains, NJ	100.00%	197	58,651	42,000	16,651	0	26,559	16,651	Q4 2015	Q4 2017	Q3 2018	3,894	6.64%
Portside 5/6	East Boston, MA	100.00%	296	111,388	73,000	38,388	0	48,326	38,388	Q4 2015	Q2 2018	Q2 2019	6,882	6.18%
RiverHouse 11 at Port Imperial	Weehawken, NJ	100.00%	295	123,984	78,000	45,984	0	54,198	30,335	Q1 2016	Q1 2018	Q1 2019	7,693	6.20%
51 Washington Street	Conshohocken, PA	100.00%	310	89,440	53,664	35,776	0	20,841	21,014	Q3 2016	Q2 2019	Q2 2020	5,370	6.00%
233 Canoe Brook (Apts)	Short Hills, NJ	100.00%	200	82,642	43,470	39,172	0	5,634	5,253	Q4 2016	Q3 2019	Q3 2020	6,326	7.65%
150 Monument Road	Bala Cynwyd, PA	100.00%	206	59,308	35,585	23,723	0	4,281	4,853	Q4 2016	Q4 2019	Q4 2020	3,643	6.14%
Consolidated		**98.34%**	**2,241**	**$747,028**	**$477,719**	**$265,749**	**$3,560**	**$265,882**	**$183,219**				**$52,750**	**7.01%**
Joint Ventures														
Lofts at 40 Park	Morristown, NJ	25.00%	59	17,972	13,950	2,011	2,011	5,670	1,740	Q3 2016	Q1 2018	Q1 2019	1,208	6.72%
Joint Ventures		**25.00%**	**59**	**$17,972**	**$13,950**	**$2,011**	**$2,011**	**$5,670**	**$1,740**				**$1,208**	**6.72%**
Total In-Construction Communities		**96.46%**	**2,300**	**$765,000**	**$491,669**	**$267,760**	**$5,571**	**$271,552**	**$184,959**				**$53,958**	**7.05%** (2)

Notes:
(1) Includes temporary advance of $670K.
(2) Projected stabilized yield without the hotel project is 6.42 percent.

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE
Q1 2017
33

Financial Highlights- In-Construction Communities 34 Q1 2017 Notes: Includes accrued preferred return. We forecast construction loan commitments of approximately $133mm. $ in thousands Third Apartment Outstanding Maximum Maturity Interest MCRC Party Return Community Ownership Homes/Keys Balance Balance Date Rate Capital Capital Rate Consolidated Marriott Hotels at Port Imperial 90.00% 372 $24,530 $94,000 10/6/2018 L + 4.50% $36,500 $3,992 8.00% Residences at City Square 100.00% 365 5,036 58,000 12/10/2019 L + 2.50% 34,015 0 Signature Place at Morris Plains 100.00% 197 6,147 42,000 5/20/2019 L + 2.35% 16,651 0 Portside 5/6 100.00% 296 8,084 73,000 9/19/2019 L + 2.50% 38,388 0 RiverHouse 11 at Port Imperial 100.00% 295 22,246 78,000 11/24/2019 L + 2.35% 30,335 0 51 Washington Street 100.00% 310 0 0 (2) 21,014 0 233 Canoe Brook (Apts) 100.00% 200 0 0 (2) 5,253 0 150 Monument Road 100.00% 206 0 0 (2) 4,853 0 Consolidated 98.34% 2,241 $66,043 $345,000 $187,009 $3,992 Joint Ventures Lofts at 40 Park 25.00% 59 2,107 13,950 2/1/2020 L + 2.50% 1,740 1,740 Joint Ventures 25.00% 59 $2,107 $13,950 $1,740 $1,740 Total In-Construction Communities 96.46% 2,300 $68,150 $358,950 $188,749 $5,732 Project Debt Current Capital Balance Overview (1)

As of March 31, 2017 the Company had a future development portfolio of approximately 11,040 apartments 2017 target starts are located in close proximity to operating RRT assets or in identified premier suburban markets Financial Highlights- 2017 Starts 35 Q1 2017 Notes: Roseland is under negotiations to increase its current 20 percent subordinate ownership to 40 percent heads-up ownership. Roseland has a signed acquisition agreement, subject to certain conditions. Current Scheduled 2017 Starts Location Apartments Ownership Start PI North - Building C (1) West New York, NJ 363 40.00% Q2 2017 Overlook IIIC Malden, MA 314 100.00% Q4 2017 Freehold (2) Freehold, NJ 400 100.00% Q4 2017 Crystal House - III Arlington, VA 252 50.00% Q4 2017 PI South - Building 8/9 Weehawken, NJ 275 100.00% Q4 2017 2017 Starts 1,604 78.57%

Financial Highlights- Future Start Communities 36 Q1 2017 Notes: Approved for approximately 290,000 square feet of office space. Ownership subject to change based on final negotiation. Current Projected Future Developments Location Apartment Ownership Const Start PI South - Building 16 Weehawken, NJ 131 100.00% Future PI South - Office 1/3 (1) Weehawken, NJ N/A 100.00% Future PI South - Park Parcel Weehawken, NJ 224 100.00% Future Urby at Harborside - II Jersey City, NJ 750 85.00% Future Urby at Harborside - III Jersey City, NJ 750 85.00% Future Plaza 8 Jersey City, NJ 1,000 100.00% Future Plaza 9 Jersey City, NJ 1,000 100.00% Future Liberty Landing Phase I Jersey City, NJ 265 50.00% Future Liberty Landing - Future Phases Jersey City, NJ 585 50.00% Future PI South - Building 2 Weehawken, NJ 200 50.00% Future San Remo (2) Jersey City, NJ 250 33.33% Future PI North - Riverbend 6 West New York, NJ 471 20.00% Future PI North - Building I West New York, NJ 224 20.00% Future PI North - Building J West New York, NJ 141 20.00% Future Subtotal - Hudson River Waterfront 5,991 Overlook IIIA Malden, MA 445 100.00% Future Overlook IV Malden, MA 45 100.00% Future Portside 1-4 East Boston, MA 300 100.00% Future Subtotal - Boston Metro 790

Financial Highlights- Future Start Communities (cont.) 37 Q1 2017 Notes: Includes 1,280 Identified Repurposing opportunities, with target transfers in 2017. Current Projected Future Developments Location Apartment Ownership Const Start 233 Canoe Brook Road - Hotel Short Hills, NJ 240 100.00% Future 1633 Littleton (repurposing) Parsippany, NJ 345 100.00% Future Identified Repurposing A Bergen County, NJ 300 100.00% Future RRT Repurposing B Bergen County, NJ 200 100.00% Future Identified Repurposing C Bergen County, NJ 225 100.00% Future Identified Repurposing D Essex County, NJ 300 100.00% Future RRT Repurposing E Westchester County, NY 290 100.00% Future Identified Repurposing F-I Essex County, NJ 140 100.00% Future Identified Repurposing F-2 Essex County, NJ 140 100.00% Future Identified Repurposing G Morris County, NJ 175 100.00% Future Subtotal - Northeast Corridor 2,355 Crystal House - Future Arlington, VA 300 50.00% Future Subtotal - Washington, DC 300 Total Predevelopment and Future Developments (1) 11,040

Definitions

Average Revenue Per Home: Calculated as total apartment revenue for the quarter ended March 31, 2017, divided by the average percent occupied for the quarter ended March 31, 2017, divided by the number of apartments and divided by three.

Consolidated Operating Communities: Wholly owned communities and communities whereby the Company has a controlling interest.

Future Development: Represents land inventory currently owned or controlled by the Company.

Identified Repurposing Communities: Communities not currently owned by RRT, which have been identified for transfer from Mack-Cali to RRT for residential repurposing.

In-Construction Communities: Communities that are under construction and have not yet commenced initial leasing activities.

Lease-Up Communities: Communities that have commenced initial operations but have not yet achieved Project Stabilization.

MCRC Capital: Represents cash equity that the Company has contributed or has a future obligation to contribute to a project.

Net Asset Value (NAV): We consider NAV to be a useful metric for investors to estimate the fair value of the Roseland platform. The metric represents the net projected value of the Company's interest after accounting for all priority debt and equity payments. The metric includes capital invested by the Company.

Net Operating Income (NOI): Total property revenues less real estate taxes, utilities and operating expenses.

Operating Communities: Communities that have achieved Project Stabilization.

Percentage Leased: The percentage of apartments that are either currently occupied or vacant apartments leased for future occupancy.

Predevelopment Communities: Communities where the Company has commenced predevelopment activities that have a near-term projected project start.

Project Completion: As evidenced by a certificate of completion by a certified architect or issuance of a final or temporary certificate of occupancy.

Project Stabilization: Lease-Up communities that have achieved over 95 Percentage Leased for six consecutive weeks.

Projected Stabilized NOI: Pro forma NOI for Lease-Up, In-Construction or Future Development communities upon achieving Project Stabilization

Projected Stabilized Yield: Represents Projected Stabilized NOI divided by Total Costs.

Repurposing Communities: Commercial holdings of the Company which have been targeted for rezoning from their existing office to new multi-family use and have a likelihood of achieving desired rezoning and project approvals.

Subordinated Joint Ventures: Joint Venture communities where the Company's ownership distributions are subordinate to payment of priority capital preferred returns.

Third Party Capital: Capital invested other than MCRC Capital.

Total Costs: Represents full project budget, including land and developer fees, and interest expense through Project Completion.

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

Q1 2017 38

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS The Company considers portions of this information, including the documents incorporated by reference, to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “projected,” “should,” “expect,” “anticipate,” “estimate,” “target”, “continue” or comparable terminology. Forward-looking statements are inherently subject to risks and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, the Company can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements. Among the factors about which the Company has made assumptions are: -risks and uncertainties affecting the general economic climate and conditions, which in turn may have a negative effect on the fundamentals of the Company’s business and the financial condition of the Company’s tenants and residents; -the value of the Company’s real estate assets, which may limit the Company’s ability to dispose of assets at attractive prices or obtain or maintain debt financing secured by our properties or on an unsecured basis; -the extent of any tenant bankruptcies or of any early lease terminations; -The Company’s ability to lease or re-lease space at current or anticipated rents; -changes in the supply of and demand for the Company’s properties; -changes in interest rate levels and volatility in the securities markets; -The Company’s ability to complete construction and development activities on time and within budget, including without limitation obtaining regulatory permits and the availability and cost of materials, labor and equipment; -forward-looking financial and operational information, including information relating to future development projects, potential acquisitions or dispositions, and projected revenue and income; -changes in operating costs; -The Company’s ability to obtain adequate insurance, including coverage for terrorist acts; -The Company’s credit worthiness and the availability of financing on attractive terms or at all, which may adversely impact our ability to pursue acquisition and development opportunities and refinance existing debt and the Company’s future interest expense; -changes in governmental regulation, tax rates and similar matters; and -other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants or residents will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. For further information on factors which could impact us and the statements contained herein, see Item 1A: Risk Factors in MCRC’s Annual Report on Form 10-K for the year ended December 31, 2016. We assume no obligation to update and supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise. This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Mack-Cali Reality Corporation (“MCRC”). Any offers to sell or solicitations of the MCRC shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Quarterly on Form 10-Q (the “10-Q”) filed by the MCRC for the same period with the Securities and Exchange Commission (the “SEC”) and all of the MCRC’s other public filings with the SEC (the “Public Filings”). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-Q, the footnotes thereto and the limitations set forth therein. Investors may not rely on the Supplemental Package without reference to the 10-Q and the Public Filings. Any investors’ receipt of, or access to, the information contained herein is subject to this qualification. 39 Q1 2017

Q1 2017